Exhibit 99.2

PORTFOLIO STATISTICS

TOTAL MULTIFAMILY PORTFOLIO AT JUNE 30, 2020 (In apartment units) (1)

	Same Store	Non-Same Store	Lease-up	Total Completed Communities	Development Units Delivered	Total
Atlanta, GA	10,996	438	—	11,434	—	11,434
Dallas, TX	9,405	362	—	9,767	114	9,881
Austin, TX	7,117	—	—	7,117	—	7,117
Charlotte, NC	6,149	—	—	6,149	—	6,149
Raleigh/Durham, NC	4,397	953	—	5,350	—	5,350
Orlando, FL	5,274	—	—	5,274	—	5,274
Tampa, FL	5,220	—	—	5,220	—	5,220
Houston, TX	4,867	—	—	4,867	—	4,867
Nashville, TN	4,375	—	—	4,375	—	4,375
Fort Worth, TX	4,249	—	168	4,417	—	4,417
Washington, DC	4,080	—	—	4,080	—	4,080
Jacksonville, FL	3,496	—	—	3,496	—	3,496
Charleston, SC	2,726	442	—	3,168	—	3,168
Phoenix, AZ	2,623	—	—	2,623	—	2,623
Greenville, SC	2,084	—	271	2,355	—	2,355
Savannah, GA	2,219	—	—	2,219	—	2,219
Richmond, VA	2,004	—	—	2,004	—	2,004
Memphis, TN	1,811	—	—	1,811	—	1,811
San Antonio, TX	1,504	—	—	1,504	—	1,504
Birmingham, AL	1,462	—	—	1,462	—	1,462
Huntsville, AL	1,228	—	—	1,228	—	1,228
Kansas City, MO-KS	1,110	—	—	1,110	—	1,110
Other	6,717	2,149	—	8,866	—	8,866
Total Multifamily Units	95,113	4,344	439	99,896	114	100,010

(1)	Schedule excludes a 269 unit joint venture property in Washington, D.C.

Supplemental Data S-1

PORTFOLIO STATISTICS (CONTINUED)

TOTAL MULTIFAMILY COMMUNITY STATISTICS (1)

Dollars in thousands, except Average Effective Rent per Unit

	As of June 30, 2020			Average Effective	As of June 30, 2020
	Gross Real Assets	Percent to Total of Gross Real Assets	Physical Occupancy	Rent per Unit for the Three Months Ended June 30, 2020	Completed Units	Total Units, Including Development
Atlanta, GA	$1,988,581	14.4%	94.7%	$1,462	11,434
Dallas, TX	1,396,103	10.1%	94.8%	1,302	9,767
Charlotte, NC	959,567	7.0%	95.7%	1,251	6,149
Washington, DC	956,876	6.9%	96.2%	1,809	4,080
Tampa, FL	877,814	6.4%	95.7%	1,493	5,220
Austin, TX	840,468	6.1%	94.9%	1,277	7,117
Orlando, FL	826,457	6.0%	93.6%	1,468	5,274
Raleigh/Durham, NC	696,491	5.1%	95.5%	1,166	5,350
Houston, TX	602,110	4.4%	94.2%	1,223	4,867
Nashville, TN	532,050	3.9%	94.5%	1,311	4,375
Charleston, SC	399,795	2.9%	96.0%	1,238	3,168
Fort Worth, TX	394,112	2.9%	95.5%	1,179	4,249
Phoenix, AZ	375,917	2.7%	94.7%	1,283	2,623
Jacksonville, FL	293,335	2.1%	96.5%	1,151	3,496
Richmond, VA	265,054	1.9%	96.7%	1,219	2,004
Savannah, GA	241,944	1.8%	96.1%	1,105	2,219
Denver, CO	210,645	1.6%	89.5%	1,665	812
Kansas City, MO-KS	184,499	1.3%	96.1%	1,286	1,110
San Antonio, TX	162,328	1.2%	96.9%	1,117	1,504
Birmingham, AL	158,186	1.1%	97.1%	1,071	1,462
Greenville, SC	155,406	1.1%	96.4%	938	2,084
All Other Markets by State (individual markets <1% gross real assets)
Tennessee	$183,626	1.3%	96.3%	$990	2,754
Florida	176,569	1.3%	95.8%	1,370	1,806
Alabama	158,953	1.2%	97.0%	1,028	1,648
Virginia	152,721	1.1%	96.4%	1,334	1,039
Kentucky	94,356	0.7%	96.1%	903	1,308
Mississippi	74,662	0.5%	97.7%	910	1,241
Nevada	70,397	0.5%	95.1%	1,132	721
South Carolina	36,722	0.3%	93.4%	904	576
Stabilized Communities	$13,465,744	97.8%	95.3%	$1,289	99,457
Greenville, SC	$72,273	0.5%	77.5%	$1,704	271	271
Orlando, FL	60,202	0.4%				633
Dallas, TX	59,367	0.4%	6.9%	1,570	114	348
Phoenix, AZ	53,535	0.4%				345
Fort Worth, TX	25,787	0.2%	40.5%	1,376	168	168
Denver, CO	25,405	0.2%				306
Houston, TX	17,309	0.1%				308
Lease-up / Development Communities	$313,878	2.2%	51.7%	$1,577	553	2,379
Total Multifamily Communities	$13,779,622	100.0%	95.1%	$1,290	100,010	101,836

(1)	Schedule excludes one joint venture property in Washington, D.C.

Supplemental Data S-2

COMPONENTS OF NET OPERATING INCOME

Dollars in thousands

	As of June 30, 2020		Three Months Ended
	Apartment Units	Gross Real Assets	June 30, 2020	June 30, 2019	Percent Change
Operating Revenues
Same Store Communities	95,113	$12,797,668	$389,894	$381,762	2.1%
Non-Same Store Communities	4,344	668,076	17,406	19,481
Lease-up/Development Communities	553	313,878	1,576	54
Total Multifamily Portfolio	100,010	$13,779,622	$408,876	$401,297
Commercial Property/Land	—	238,038	4,150	6,093
Total Operating Revenues	100,010	$14,017,660	$413,026	$407,390

Property Operating Expenses
Same Store Communities			$147,181	$143,746	2.4%
Non-Same Store Communities			7,170	8,033
Lease-up/Development Communities			897	75
Total Multifamily Portfolio			$155,248	$151,854
Commercial Property/Land			2,223	2,288
Total Property Operating Expenses			$157,471	$154,142

Net Operating Income
Same Store Communities			$242,713	$238,016	2.0%
Non-Same Store Communities			10,236	11,448
Lease-up/Development Communities			679	(21)
Total Multifamily Portfolio			$253,628	$249,443
Commercial Property/Land			1,927	3,805
Total Net Operating Income			$255,555	$253,248	0.9%

COMPONENTS OF SAME STORE PORTFOLIO PROPERTY OPERATING EXPENSES

Dollars in thousands

	Three Months Ended			Six Months Ended
	June 30, 2020	June 30, 2019	Percent Change	June 30, 2020	June 30, 2019	Percent Change
Personnel	$34,535	$34,999	(1.3)%	$68,643	$68,489	0.2%
Building Repair and Maintenance	16,246	16,790	(3.2)%	30,749	30,721	0.1%
Utilities	27,579	26,445	4.3%	53,845	52,496	2.6%
Marketing	5,796	4,996	16.0%	10,287	9,012	14.1%
Office Operations	4,825	5,252	(8.1)%	10,261	10,283	(0.2)%
Property Taxes	54,969	52,432	4.8%	110,074	105,693	4.1%
Insurance	3,231	2,832	14.1%	6,397	5,745	11.3%
Total Property Operating Expenses	$147,181	$143,746	2.4%	$290,256	$282,439	2.8%

Supplemental Data S-3

NOI CONTRIBUTION PERCENTAGE BY MARKET

Same Store Portfolio

			Average Physical Occupancy
		Percent of	Three Months Ended		Six Months Ended
	Apartment Units	Same Store NOI	June 30, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Atlanta, GA	10,996	13.0%	94.7%	95.5%	94.8%	95.7%
Dallas, TX	9,405	8.9%	95.0%	95.2%	95.4%	95.1%
Charlotte, NC	6,149	6.9%	95.6%	96.3%	96.1%	96.2%
Austin, TX	7,117	6.7%	95.3%	95.8%	95.7%	95.8%
Washington, DC	4,080	6.7%	96.3%	97.1%	96.4%	96.9%
Tampa, FL	5,220	6.5%	95.5%	95.9%	95.5%	96.1%
Orlando, FL	5,274	6.2%	94.6%	95.5%	95.0%	95.7%
Nashville, TN	4,375	4.6%	95.1%	96.1%	95.6%	95.6%
Houston, TX	4,867	4.5%	94.5%	95.4%	94.8%	95.4%
Raleigh/Durham, NC	4,397	4.4%	96.2%	96.6%	96.2%	96.5%
Fort Worth, TX	4,249	4.0%	95.6%	95.4%	95.3%	95.4%
Jacksonville, FL	3,496	3.3%	96.2%	96.5%	96.0%	96.4%
Phoenix, AZ	2,623	3.2%	95.4%	96.7%	96.5%	96.5%
Charleston, SC	2,726	2.7%	96.0%	95.9%	95.8%	95.6%
Richmond, VA	2,004	2.2%	96.6%	97.1%	96.3%	96.8%
Savannah, GA	2,219	2.1%	95.1%	95.4%	95.3%	95.6%
Greenville, SC	2,084	1.6%	95.9%	95.7%	95.0%	95.9%
Memphis, TN	1,811	1.5%	96.7%	96.2%	96.0%	95.7%
Birmingham, AL	1,462	1.3%	96.4%	96.5%	96.1%	96.2%
San Antonio, TX	1,504	1.2%	96.3%	96.6%	96.2%	96.6%
Kansas City, MO-KS	1,110	1.2%	95.1%	95.9%	95.5%	95.8%
Huntsville, AL	1,228	1.1%	97.2%	97.5%	97.1%	97.3%
Other	6,717	6.2%	95.5%	96.5%	95.5%	96.5%
Total Same Store	95,113	100.0%	95.4%	96.0%	95.6%	95.9%

Supplemental Data S-4

MULTIFAMILY SAME STORE PORTFOLIO QUARTER OVER QUARTER COMPARISONS

Dollars in thousands, except unit and per unit data

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q2 2020	Q2 2019	% Chg	Q2 2020	Q2 2019	% Chg	Q2 2020	Q2 2019	% Chg	Q2 2020	Q2 2019	% Chg
Atlanta, GA	10,996	$50,277	$49,918	0.7%	$18,813	$18,869	(0.3)%	$31,464	$31,049	1.3%	$1,462	$1,429	2.4%
Dallas, TX	9,405	38,662	37,960	1.8%	16,985	16,447	3.3%	21,677	21,513	0.8%	1,310	1,279	2.4%
Charlotte, NC	6,149	24,616	23,841	3.3%	7,866	7,955	(1.1)%	16,750	15,886	5.4%	1,251	1,212	3.2%
Austin, TX	7,117	29,204	28,149	3.7%	12,902	12,741	1.3%	16,302	15,408	5.8%	1,277	1,223	4.4%
Washington, DC	4,080	23,171	23,148	0.1%	6,862	6,864	(0.0)%	16,309	16,284	0.2%	1,809	1,776	1.9%
Tampa, FL	5,220	24,504	23,959	2.3%	8,606	8,507	1.2%	15,898	15,452	2.9%	1,493	1,442	3.6%
Orlando, FL	5,274	24,039	24,121	(0.3)%	9,098	8,913	2.1%	14,941	15,208	(1.8)%	1,468	1,436	2.3%
Nashville, TN	4,375	18,090	17,643	2.5%	6,826	6,129	11.4%	11,264	11,514	(2.2)%	1,311	1,247	5.1%
Houston, TX	4,867	18,656	18,403	1.4%	7,683	7,633	0.7%	10,973	10,770	1.9%	1,223	1,190	2.8%
Raleigh/Durham, NC	4,397	16,713	15,771	6.0%	5,936	5,425	9.4%	10,777	10,346	4.2%	1,140	1,081	5.4%
Fort Worth, TX	4,249	16,656	16,228	2.6%	7,041	6,989	0.7%	9,615	9,239	4.1%	1,179	1,149	2.6%
Jacksonville, FL	3,496	12,532	12,474	0.5%	4,441	4,025	10.3%	8,091	8,449	(4.2)%	1,151	1,119	2.9%
Phoenix, AZ	2,623	10,755	10,172	5.7%	3,055	2,995	2.0%	7,700	7,177	7.3%	1,283	1,192	7.6%
Charleston, SC	2,726	10,584	10,385	1.9%	3,934	3,812	3.2%	6,650	6,573	1.2%	1,195	1,155	3.4%
Richmond, VA	2,004	7,966	7,726	3.1%	2,611	2,458	6.2%	5,355	5,268	1.7%	1,219	1,178	3.5%
Savannah, GA	2,219	7,867	7,806	0.8%	2,851	2,952	(3.4)%	5,016	4,854	3.3%	1,105	1,078	2.6%
Greenville, SC	2,084	6,523	6,248	4.4%	2,711	2,657	2.0%	3,812	3,591	6.2%	938	900	4.1%
Memphis, TN	1,811	6,007	5,784	3.9%	2,372	2,398	(1.1)%	3,635	3,386	7.4%	1,032	986	4.7%
Birmingham, AL	1,462	5,273	4,957	6.4%	2,137	2,061	3.7%	3,136	2,896	8.3%	1,071	1,010	6.1%
San Antonio, TX	1,504	5,444	5,360	1.6%	2,424	2,210	9.7%	3,020	3,150	(4.1)%	1,117	1,094	2.1%
Kansas City, MO-KS	1,110	4,493	4,342	3.5%	1,594	1,624	(1.8)%	2,899	2,718	6.7%	1,286	1,227	4.8%
Huntsville, AL	1,228	4,043	3,753	7.7%	1,379	1,350	2.1%	2,664	2,403	10.9%	984	900	9.3%
Other	6,717	23,819	23,614	0.9%	9,054	8,732	3.7%	14,765	14,882	(0.8)%	1,125	1,076	4.6%
Total Same Store	95,113	$389,894	$381,762	2.1%	$147,181	$143,746	2.4%	$242,713	$238,016	2.0%	$1,289	$1,246	3.4%

Supplemental Data S-5

MULTIFAMILY SAME STORE PORTFOLIO SEQUENTIAL QUARTER COMPARISONS

Dollars in thousands, except unit and per unit data

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q2 2020	Q1 2020	% Chg	Q2 2020	Q1 2020	% Chg	Q2 2020	Q1 2020	% Chg	Q2 2020	Q1 2020	% Chg
Atlanta, GA	10,996	$50,277	$50,784	(1.0)%	$18,813	$18,422	2.1%	$31,464	$32,362	(2.8)%	$1,462	$1,465	(0.2)%
Dallas, TX	9,405	38,662	38,904	(0.6)%	16,985	16,378	3.7%	21,677	22,526	(3.8)%	1,310	1,308	0.2%
Charlotte, NC	6,149	24,616	24,817	(0.8)%	7,866	7,291	7.9%	16,750	17,526	(4.4)%	1,251	1,244	0.5%
Austin, TX	7,117	29,204	29,454	(0.8)%	12,902	12,679	1.8%	16,302	16,775	(2.8)%	1,277	1,265	0.9%
Washington, DC	4,080	23,171	23,227	(0.2)%	6,862	7,067	(2.9)%	16,309	16,160	0.9%	1,809	1,800	0.5%
Tampa, FL	5,220	24,504	24,785	(1.1)%	8,606	8,607	(0.0)%	15,898	16,178	(1.7)%	1,493	1,485	0.6%
Orlando, FL	5,274	24,039	24,636	(2.4)%	9,098	8,867	2.6%	14,941	15,769	(5.3)%	1,468	1,466	0.1%
Nashville, TN	4,375	18,090	18,239	(0.8)%	6,826	6,034	13.1%	11,264	12,205	(7.7)%	1,311	1,301	0.8%
Houston, TX	4,867	18,656	18,820	(0.9)%	7,683	8,325	(7.7)%	10,973	10,495	4.6%	1,223	1,220	0.2%
Raleigh/Durham, NC	4,397	16,713	16,599	0.7%	5,936	5,315	11.7%	10,777	11,284	(4.5)%	1,140	1,130	0.9%
Fort Worth, TX	4,249	16,656	16,603	0.3%	7,041	6,676	5.5%	9,615	9,927	(3.1)%	1,179	1,171	0.7%
Jacksonville, FL	3,496	12,532	12,621	(0.7)%	4,441	4,283	3.7%	8,091	8,338	(3.0)%	1,151	1,143	0.7%
Phoenix, AZ	2,623	10,755	10,764	(0.1)%	3,055	2,941	3.9%	7,700	7,823	(1.6)%	1,283	1,273	0.8%
Charleston, SC	2,726	10,584	10,546	0.4%	3,934	3,752	4.9%	6,650	6,794	(2.1)%	1,195	1,187	0.7%
Richmond, VA	2,004	7,966	7,866	1.3%	2,611	2,531	3.2%	5,355	5,335	0.4%	1,219	1,214	0.4%
Savannah, GA	2,219	7,867	7,977	(1.4)%	2,851	2,983	(4.4)%	5,016	4,994	0.4%	1,105	1,101	0.5%
Greenville, SC	2,084	6,523	6,466	0.9%	2,711	2,485	9.1%	3,812	3,981	(4.2)%	938	931	0.7%
Memphis, TN	1,811	6,007	5,961	0.8%	2,372	2,366	0.3%	3,635	3,595	1.1%	1,032	1,018	1.3%
Birmingham, AL	1,462	5,273	5,289	(0.3)%	2,137	2,031	5.2%	3,136	3,258	(3.7)%	1,071	1,072	(0.1)%
San Antonio, TX	1,504	5,444	5,491	(0.9)%	2,424	2,380	1.8%	3,020	3,111	(2.9)%	1,117	1,119	(0.2)%
Kansas City, MO-KS	1,110	4,493	4,499	(0.1)%	1,594	1,627	(2.0)%	2,899	2,872	0.9%	1,286	1,278	0.6%
Huntsville, AL	1,228	4,043	3,980	1.6%	1,379	1,312	5.1%	2,664	2,668	(0.1)%	984	963	2.2%
Other	6,717	23,819	24,034	(0.9)%	9,054	8,723	3.8%	14,765	15,311	(3.6)%	1,125	1,117	0.8%
Total Same Store	95,113	$389,894	$392,362	(0.6)%	$147,181	$143,075	2.9%	$242,713	$249,287	(2.6)%	$1,289	$1,283	0.5%

Supplemental Data S-6

MULTIFAMILY SAME STORE PORTFOLIO YEAR TO DATE COMPARISONS AS OF JUNE 30, 2020 AND 2019

Dollars in thousands, except unit and per unit data

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q2 2020	Q2 2019	% Chg	Q2 2020	Q2 2019	% Chg	Q2 2020	Q2 2019	% Chg	Q2 2020	Q2 2019	% Chg
Atlanta, GA	10,996	$101,061	$99,332	1.7%	$37,235	$36,197	2.9%	$63,826	$63,135	1.1%	$1,464	$1,422	3.0%
Dallas, TX	9,405	77,566	75,638	2.5%	33,363	33,100	0.8%	44,203	42,538	3.9%	1,309	1,275	2.7%
Charlotte, NC	6,149	49,433	47,422	4.2%	15,157	14,987	1.1%	34,276	32,435	5.7%	1,248	1,204	3.7%
Austin, TX	7,117	58,658	55,925	4.9%	25,581	25,224	1.4%	33,077	30,701	7.7%	1,271	1,214	4.7%
Washington, DC	4,080	46,398	45,784	1.3%	13,929	13,799	0.9%	32,469	31,985	1.5%	1,805	1,765	2.3%
Tampa, FL	5,220	49,289	47,644	3.5%	17,213	16,837	2.2%	32,076	30,807	4.1%	1,489	1,434	3.8%
Orlando, FL	5,274	48,675	48,063	1.3%	17,965	17,431	3.1%	30,710	30,632	0.3%	1,467	1,431	2.5%
Nashville, TN	4,375	36,329	34,806	4.4%	12,860	11,893	8.1%	23,469	22,913	2.4%	1,306	1,238	5.5%
Raleigh/Durham, NC	4,397	33,312	31,339	6.3%	11,251	10,315	9.1%	22,061	21,024	4.9%	1,135	1,074	5.6%
Houston, TX	4,867	37,476	36,785	1.9%	16,008	15,772	1.5%	21,468	21,013	2.2%	1,222	1,184	3.2%
Fort Worth, TX	4,249	33,259	32,287	3.0%	13,717	13,692	0.2%	19,542	18,595	5.1%	1,175	1,144	2.8%
Jacksonville, FL	3,496	25,153	24,765	1.6%	8,724	8,027	8.7%	16,429	16,738	(1.8)%	1,147	1,115	2.9%
Phoenix, AZ	2,623	21,519	19,976	7.7%	5,996	5,818	3.1%	15,523	14,158	9.6%	1,278	1,179	8.4%
Charleston, SC	2,726	21,130	20,598	2.6%	7,686	7,401	3.9%	13,444	13,197	1.9%	1,191	1,150	3.5%
Richmond, VA	2,004	15,832	15,243	3.9%	5,142	4,827	6.5%	10,690	10,416	2.6%	1,216	1,167	4.2%
Savannah, GA	2,219	15,844	15,612	1.5%	5,834	5,757	1.3%	10,010	9,855	1.6%	1,103	1,073	2.8%
Greenville, SC	2,084	12,989	12,453	4.3%	5,196	5,105	1.8%	7,793	7,348	6.1%	934	894	4.5%
Memphis, TN	1,811	11,968	11,434	4.7%	4,738	4,754	(0.3)%	7,230	6,680	8.2%	1,025	979	4.7%
Birmingham, AL	1,462	10,562	9,774	8.1%	4,168	4,083	2.1%	6,394	5,691	12.4%	1,071	1,004	6.8%
San Antonio, TX	1,504	10,935	10,648	2.7%	4,804	4,568	5.2%	6,131	6,080	0.8%	1,118	1,088	2.8%
Kansas City, MO-KS	1,110	8,992	8,625	4.3%	3,221	3,179	1.3%	5,771	5,446	6.0%	1,282	1,217	5.3%
Huntsville, AL	1,228	8,023	7,395	8.5%	2,691	2,627	2.4%	5,332	4,768	11.8%	974	889	9.5%
Other	6,717	47,853	46,745	2.4%	17,777	17,046	4.3%	30,076	29,699	1.3%	1,125	1,117	0.8%
Total Same Store	95,113	$782,256	$758,293	3.2%	$290,256	$282,439	2.8%	$492,000	$475,854	3.4%	$1,286	$1,239	3.8%

Supplemental Data S-7

MULTIFAMILY DEVELOPMENT PIPELINE

Dollars in thousands		Units as of
		June 30, 2020				Projected			Development Costs
						Initial
					Start	Occupancy	Completion	Stabilization	Total	Thru
	Location	Total	Delivered	Leased	Date	Date	Date	Date(1)	Cost	Q2 2020	After
MAA Frisco Bridges II	Dallas, TX	348	114	38	2Q18	2Q20	4Q20	1Q22	$69,000	$59,367	$9,633
Novel Midtown(2)	Phoenix, AZ	345	—	—	1Q19	1Q21	2Q21	4Q22	82,000	53,535	28,465
Westglenn	Denver, CO	306	—	—	3Q19	2Q21	4Q21	4Q22	84,500	25,405	59,095
The Robinson(3)	Orlando, FL	369	—	—	3Q19	2Q21	4Q21	1Q23	99,000	36,846	62,154
Long Point	Houston, TX	308	—	—	4Q19	3Q21	1Q22	1Q23	57,000	17,309	39,691
Sand Lake(4)	Orlando, FL	264	—	—	4Q19	2Q21	4Q21	1Q23	68,000	23,357	44,643
Total Active		1,940	114	38					$459,500	$215,819	$243,681

(1)Communities are considered stabilized after achieving 90% occupancy for 90 days.

(2)  MAA owns 80% of the joint venture that owns this property.

(3)  Previously reported as 336 N. Orange.

(4)  MAA owns 95% of the joint venture that owns this property.

MULTIFAMILY REDEVELOPMENT PIPELINE

Dollars in thousands, except per unit data
	Six months ended June 30, 2020
Units Redeveloped	Redevelopment Spend	Spend per Unit	Increase in Average Effective Rent per Unit	Increase in Average Effective Rent per Unit	Estimated Units Remaining in Pipeline
2,095	$13,829	$6,601	$107	9.1%	10,000 - 12,000

MULTIFAMILY LEASE-UP COMMUNITIES

Dollars in thousands		As of June 30, 2020
	Location	Total Units	Percent Occupied	Construction Finished	Expected Stabilization(1)	Total Cost
The Greene	Greenville, SC	271	77.5%	(2)	4Q20	$72,273
Copper Ridge II	Fort Worth, TX	168	40.5%	2Q20	2Q21	25,787
Total		439	63.3%			$98,060

(1) Communities are considered stabilized after achieving 90% occupancy for 90 days.

(2)  Property was acquired while in lease-up; construction was complete prior to acquisition by MAA.

2020 ACQUISITION ACTIVITY (THROUGH JUNE 30, 2020)

Land Acquisition	Market	Acreage	Closing Date
Georgetown	Austin, TX	22	January 2020

INVESTMENTS IN UNCONSOLIDATED REAL ESTATE ENTITIES

MAA holds an investment in a real estate joint venture with an institutional investor and accounts for its investment using the equity method of accounting.  A summary of non-financial and financial information for this joint venture is provided below.

Joint Venture Property	Market	# of units	Ownership Interest
Post Massachusetts Avenue	Washington, D.C.	269	35%

Dollars in thousands	As of June 30, 2020
Joint Venture Property	Gross Investment in Real Estate		Mortgage Notes Payable		Company’s Equity Investment
Post Massachusetts Avenue	$79,512	(1)	$51,732	(2)	$43,590

	Three months ended June 30, 2020		Six months ended June 30, 2020
Joint Venture Property	Entity NOI	Company’s Equity in Income	Entity NOI	Company’s Equity in Income
Post Massachusetts Avenue	$1,970	$318	$3,944	$725
(1)	Represents GAAP basis net book value plus accumulated depreciation.
(2)	This mortgage note has an outstanding principal value of $52 million, bears interest at a stated fixed rate of 3.93% and matures in December 2025.

Supplemental Data S-8

DEBT AND DEBT COVENANTS AS OF JUNE 30, 2020

Dollars in thousands

DEBT SUMMARIES

Floating Versus Fixed Rate Debt	Balance	Percent of Total	Effective Interest Rate	Average Years to Rate Maturity
Fixed rate debt	$4,082,949	91.3%	4.0%	7.7
Floating (unhedged) debt	389,659	8.7%	1.0%	0.1
Total	$4,472,608	100.0%	3.7%	7.0

Secured Versus Unsecured Debt	Balance	Percent of Total	Effective Interest Rate	Average Years to Contract Maturity
Unsecured debt	$3,849,784	86.1%	3.6%	5.6
Secured debt	622,824	13.9%	4.5%	16.9
Total	$4,472,608	100.0%	3.7%	7.2

Unencumbered Versus Encumbered Assets	Total Cost	Percent of Total	Q2 2020 NOI	Percent of Total
Unencumbered gross assets	$12,819,757	89.4%	$232,726	91.1%
Encumbered gross assets	1,518,499	10.6%	22,829	8.9%
Total	$14,338,256	100.0%	$255,555	100.0%

FIXED OR HEDGED INTEREST RATE MATURITIES

Maturity	Fixed Rate Debt	Effective Rate
2020	$135,836	4.3%
2021	192,534	5.2%
2022	365,919	3.6%
2023	360,052	4.2%
2024	416,764	4.0%
2025	403,288	4.2%
2026	—	—
2027	594,590	3.7%
2028	395,174	4.2%
2029	562,415	3.7%
Thereafter	656,377	3.8%
Total	$4,082,949	4.0%

Supplemental Data S-9

DEBT AND DEBT COVENANTS AS OF JUNE 30, 2020 (CONTINUED)

Dollars in thousands

DEBT MATURITIES OF OUTSTANDING BALANCES

	Revolving Credit Facility & Commercial Paper ⁽¹⁾ ⁽²⁾	Public Bonds	Other Unsecured	Secured	Total
2020	$90,000	$—	$—	$135,836	$225,836
2021	—	—	72,698	119,836	192,534
2022	—	249,088	416,490	—	665,578
2023	—	347,824	12,228	—	360,052
2024	—	396,808	19,956	—	416,764
2025	—	395,836	—	7,452	403,288
2026	—	—	—	—	—
2027	—	594,590	—	—	594,590
2028	—	395,174	—	—	395,174
2029	—	562,415	—	—	562,415
Thereafter	—	296,677	—	359,700	656,377
Total	$90,000	$3,238,412	$521,372	$622,824	$4,472,608

(1)

The $90.0 million maturing in 2020 reflects the principal outstanding on MAALP’s unsecured commercial paper program as of June 30, 2020. Under the terms of the program, MAALP may issue up to a maximum aggregate amount outstanding at any time of $500.0 million.  For the three months ended June 30, 2020, average daily borrowings outstanding under the commercial paper program were $65.0 million.

(2)

There were no borrowings outstanding under MAALP’s $1.0 billion unsecured revolving credit facility as of June 30, 2020. The unsecured revolving credit facility has a maturity date of May 2023 with two six-month extensions.

DEBT COVENANT ANALYSIS (1)

Bond Covenants	Required	Actual	Compliance
Total debt to adjusted total assets	60% or less	31.2%	Yes
Total secured debt to adjusted total assets	40% or less	4.3%	Yes
Consolidated income available for debt service to total annual debt service charge	1.5x or greater for trailing 4 quarters	5.3x	Yes
Total unencumbered assets to total unsecured debt	Greater than 150%	333%	Yes

Bank Covenants	Required	Actual	Compliance
Total debt to total capitalized asset value	60% or less	26.8%	Yes
Total secured debt to total capitalized asset value	40% or Less	3.8%	Yes
Total adjusted EBITDA to fixed charges	1.5x or greater for trailing 4 quarters	5.0x	Yes
Total unsecured debt to total unsecured capitalized asset value	60% or less	25.8%	Yes

(1)The calculations of the Bond Covenants and Bank Covenants above are specifically defined in MAALP’s debt agreements.

Supplemental Data S-10

CREDIT RATINGS

	Commercial	Long-Term
	Paper Rating	Debt Rating	Outlook
Fitch Ratings(1)	F2	BBB+	Stable
Moody’s Investors Service(2)	P-2	Baa1	Stable
Standard & Poor’s Ratings Services(1)	A-2	BBB+	Stable

(1)	Corporate credit rating assigned to MAA and MAALP
(2)	Corporate credit rating assigned to MAALP

COMMON STOCK

Stock Symbol:	MAA

Exchange Traded:	NYSE

Estimated Future Dates:	Q3 2020	Q4 2020	Q1 2021	Q2 2021
Earnings release & conference call	Late October	Late January	Late April	Late July

Dividend Information - Common Shares:	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020
Declaration date	5/21/2019	9/26/2019	12/10/2019	3/19/2020	5/19/2020
Record date	7/15/2019	10/15/2019	1/15/2020	4/15/2020	7/15/2020
Payment date	7/31/2019	10/31/2019	1/31/2020	4/30/2020	7/31/2020
Distributions per share	$0.9600	$0.9600	$1.0000	$1.0000	$1.0000

Supplemental Data S-11

COVID-19 UPDATE

Second Quarter 2020 Operating Metrics

Dollars in thousands

Second Quarter 2020 Residential Rents (through July 27, 2020)	Dollars	% of Total Billed
Total billed	$371,246
Cash collected to date	367,026	98.9%
Deferred payments outstanding (1)	1,847	0.5%
Total cash collected and deferred payments	$368,873	99.4%
Bad debt reserve (as of June 30, 2020)	$3,618	1.0%

Second Quarter 2020 Commercial Rents (through July 27, 2020)
Total billed	$5,859
Cash collected to date	4,412	75.3%
Rent abatements (2)	1,369	23.4%
Total cash collected and rent abatements	$5,781	98.7%
Bad debt reserve (as of June 30, 2020)	$1,424	24.3%

(1)	Pursuant to a lease amendment signed by residents who were financially impacted by the COVID-19 pandemic.
(2)	Pursuant to a lease amendment signed whereby the commercial lease is extended by the number of months abated.

July 2020 Operating Metrics

Dollars in thousands

July 2020 Residential Rents (through July 27, 2020)	Dollars	% of Total Billed	Second Quarter 2020 Average (1)
Total billed	$124,101
Cash collected to date	121,756	98.1%	96.4%
Deferred payments outstanding (2)	379	0.3%	2.3%
Total cash collected and deferred payments	$122,135	98.4%	98.7%

(1)	Represents the average cash collections and deferrals for April, May, and June 2020 through the 27th of each such month.
(2)	Pursuant to a lease amendment signed by residents who were financially impacted by the COVID-19 pandemic.

Same Store Pricing/Occupancy (through July 27, 2020)	July 2020	July 2019
Lease over lease pricing growth for new leases effective in July (3) (4)	(2.7)%	3.8%
Lease over lease pricing growth for renewals effective in July (4) (5)	3.4%	7.1%
Blended lease over lease pricing growth for new leases and renewals effective in July (4)	0.5%	5.5%
Lease over lease pricing growth on net new leases signed during July (4)	(0.7)%	3.4%
Lease over lease pricing growth on net renewal leases signed during July (4)	4.8%	7.2%
Blended lease over lease pricing growth for net new leases and renewals signed during July (4)	1.7%	5.1%
Average Physical Occupancy	95.3%	95.9%

(3)	Represents leases for move-ins that occurred in July; lease price is typically set on average 28 days ahead of lease start date.
(4)	Lease over lease pricing growth includes the impact of concessions.
(5)	Represents leases for renewals that went into effect in July; lease price is typically set on average 60 days ahead of lease start date.

Supplemental Data S-12

INVESTOR RELATIONS DATA

MAA does not send quarterly reports, earnings releases and supplemental data to shareholders, but provides them upon request.

For recent press releases, SEC filings and other information, call 866-576-9689 (toll free) or email investor.relations@maac.com.  This information, as well as access to MAA’s quarterly conference call, is also available on the “For Investors” page of MAA’s website at www.maac.com.

For Questions Contact:
Name	Title
Tim Argo	Senior Vice President, Director of Finance
Jennifer Patrick	Director of Investor Relations
Phone: 866-576-9689 (toll free)
Email: investor.relations@maac.com

Supplemental Data S-13